February 27, 2026
Summary Prospectus

Vanguard International Value Fund
Investor Shares
Vanguard International Value Fund Investor Shares (VTRIX)
The Fund’s statutory Prospectus and Statement of Additional Information dated February 27, 2026, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/us/literature/reports/MFs. You can also obtain this information at no cost by calling 800-662-7447 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
Vanguard International Value Fund (the “Fund”) seeks to provide long-term capital appreciation.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee Per Year (for certain fund account balances below $5,000,000)	$25
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.35%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.36%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$37	$116	$202	$456

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an active management approach, investing mainly in common stocks of companies located outside the United States that are considered by one of the Fund’s advisors to be undervalued. Such stocks, called value stocks, often are out of favor in periods when investors are drawn to companies with strong prospects for growth. The prices of value stocks, therefore, may be below average in relation to measures such as earnings and book value. The Fund invests in large-, mid-, and small-capitalization companies and is expected to diversify its assets in countries across developed and emerging markets. The Fund has multiple advisors, each of which independently selects and maintains a portfolio of equity securities of foreign companies for the Fund.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Value Investing. The Fund’s approach to value investing could cause it to underperform other stock funds that use a different investment style. The Fund’s investments in value stocks are subject to the risk that the stocks’ valuations do not improve at the anticipated rate or that their returns do not move in tandem with the returns of other investment styles or the broader stock market.

• Investing in Foreign Markets. Foreign markets can perform differently than U.S. markets. World events could adversely affect the value and/or liquidity of securities of foreign companies or foreign issuers, potentially in ways that differ from impacts to U.S. companies or issuers. Further, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region could adversely impact a different country or region. In addition, the rights and remedies associated with investments in a fund that invests in foreign securities may be different than a fund that invests in domestic securities. To the extent that the Fund invests a large portion of its assets in securities of issuers located primarily in one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in such country or region.
• Investing in Emerging Markets. Investments in emerging markets are subject to higher degrees of risk and volatility than investments in developed markets. Compared with developed markets, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets. In addition, emerging markets generally have less efficient trading markets with lower overall liquidity and more volatile currency exchange rates. Each of these risks can cause losses to the Fund’s investments and/or impact the Fund’s performance.
• Currency Risk. The Fund is subject to the risk that foreign currency will perform differently than U.S. dollars and increase the potential loss to the Fund. Currency exchange rates may be volatile, move rapidly, and change as a result of changes in interest rates, inflation rates, government surpluses or deficits, and monetary policy or currency controls imposed by local governments or supranational entities such as the International Monetary Fund. Changes in currency exchange rates can affect the value of the Fund’s holdings.
• Investments Economically Tied to China. The risks described under Investing in Foreign Markets, Investing in Emerging Markets, and Currency Risk apply to, and may be heightened with respect to, the Fund’s investments in companies or issuers economically tied to China. The Fund also is subject to unique risks due to the considerable degrees of social and humanitarian, legal, regulatory, political, and economic uncertainty associated with investments in companies or issuers economically tied to China. All of these factors, among others, could have negative impacts on the Fund. For example, the Fund may not be able to access its desired amount of shares of companies incorporated in China that trade on the Shanghai and Shenzhen Stock Exchanges (A-shares) and/or the Hong Kong Stock Exchange (H-shares), which may cause the Fund to miss out on investment opportunities. Investments economically tied to China may be (or become in the future) restricted or sanctioned by the U.S. government, which could cause these securities to decline in value or become less liquid. If the Fund’s holdings become impacted by restrictions or sanctions, the Fund may incur losses. Additionally, the Fund may gain exposure to certain companies in China through legal structures known as variable interest entities (VIEs), which provide exposure to Chinese companies through contractual arrangements instead of equity ownership. Investing through a VIE does not offer the same level of investor protection as direct ownership and is subject to risks including breach of the contractual arrangements, difficulty in enforcing the contractual arrangements outside of the United States, and intervention by the U.S. government. These risks could significantly affect a VIE’s market value, which in turn could impact the Fund’s performance.
• Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. Market volatility can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.
• Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap. Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of a fund that is focused on a broader representation of the stock market.
• Active Management. The Fund is actively managed. The advisors’ security selection and/or strategy execution could cause the Fund to underperform relevant securities markets or other funds with a similar investment objective.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a broad-based securities market index. MSCI ACWI ex USA Index returns are adjusted for withholding taxes. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.

Annual Total Returns — Vanguard International Value Fund Investor Shares

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	23.57%	December 31, 2020
Lowest	-26.30%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2025
	1 Year	5 Years	10 Years
Vanguard International Value Fund Investor Shares
Return Before Taxes	29.98%	7.79%	8.11%
Return After Taxes on Distributions	24.91	6.00	6.86
Return After Taxes on Distributions and Sale of Fund Shares	20.82	5.84	6.35
MSCI ACWI ex USA Index (reflects no deduction for fees or expenses)	32.39%	7.91%	8.41%
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisors
Altrinsic Global Advisors, LLC (Altrinsic)
ARGA Investment Management, LP (ARGA)
Sprucegrove Investment Management Ltd. (Sprucegrove)

Portfolio Managers
John DeVita, CFA, CPA, Principal, Portfolio Manager/Analyst, and Director of Research at Altrinsic. He has co-managed a portion of the Fund since June 2025.

John Hock, CFA, Founder, Chief Investment Officer of Altrinsic, and a Portfolio Manager/Analyst. He has co-managed a portion of the Fund since June 2025.

Rich McCormick, CFA, Principal, Portfolio Manager/Analyst, and Co-Chief Investment Officer at Altrinsic. He has co-managed a portion of the Fund since June 2025.

A. Rama Krishna, CFA, Founder and Chief Investment Officer of ARGA. He has co-managed a portion of the Fund since 2012.

Steven Morrow, CFA, Director of Research at ARGA. He has co-managed a portion of the Fund since 2012.

Arjun Kumar, CFA, Chief Executive Officer, Portfolio Manager and Managing Director of Sprucegrove. He has co-managed a portion of the Fund since 2020.

Shirley Woo, CFA, Portfolio Manager and Managing Director of Sprucegrove. She has co-managed a portion of the Fund since 2020.
Purchase and Sale of Fund Shares
If you invest directly with Vanguard, you may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open a Fund account for Investor Shares is generally $3,000. The minimum investment amount required to add to an existing Fund account is generally $1.

Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you invest in Vanguard fund shares indirectly through an intermediary (including investing in shares through a brokerage account offered by Vanguard Brokerage Services®), please contact that firm directly for more information regarding your eligibility. If you invest in Vanguard fund shares through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisors do not pay financial intermediaries for sales of Fund shares.

CFA® is a registered trademark owned by CFA Institute.
Vanguard International Value Fund Investor Shares—Fund Number 46
To request additional information about the Fund, please visit vanguard.com or contact us at 800-662-7447.
© 2026 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SP 46 022026